Exhibit 10.118

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the “Amendment”) is dated as of February 26, 2018 by and among KOPPERS INC., a Pennsylvania corporation (the “Borrower”), the GUARANTORS (as defined in the Credit Agreement (as hereinafter defined)), the LENDERS (as defined in the Credit Agreement), and PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”).

WITNESSETH:

WHEREAS, this Amendment amends that certain Credit Agreement dated as of February 17, 2017 (the “Credit Agreement”); and

WHEREAS, Borrower has requested that the Lenders modify certain provisions of the Credit Agreement, and the Administrative Agent and the Lenders have agreed to such modifications as described in this Amendment. Capitalized terms not otherwise defined in this Amendment have the meanings given to them in the Credit Agreement.

NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements herein contained and intending to be legally bound hereby, covenant and agree as follows:

1.Recitals. The foregoing recitals are true and correct and incorporated herein by reference.

2.Amendment of Section 2.11.1(iii) [Increasing Lenders and New Lenders]. Section 2.11.1(iii) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(iii)Aggregate Revolving Credit Commitments. The aggregate amount of such additional increases shall not exceed $200,000,000, and after giving effect to such increase, the total Revolving Credit Commitments shall not exceed $600,000,000.

3.Conditions Precedent. The Borrower, the Guarantors and the Lenders acknowledge that this Amendment shall not be effective until the date each of the following conditions precedent has been satisfied:

(a)The Borrower, the Guarantors, the Required Lenders, and the Administrative Agent shall have executed and delivered this Amendment to the Administrative Agent;

(b)Since December 31, 2016, no Material Adverse Change shall have occurred with respect to the Borrower or any of the Guarantors;

(c)No default or event of default shall have occurred or will occur under the terms of any other agreement involving borrowed money or the extension of credit or any other Indebtedness under which any Loan Party or Subsidiary of any Loan Party may be obligated as a borrower or guarantor as a result of and after giving effect to the transactions contemplated by this Amendment;

(d)The Borrower and the Guarantors shall have obtained all approvals and consents necessary to consummate the transactions contemplated by this Amendment and there shall be no legal or regulatory prohibitions or restrictions upon the consummation of the transactions contemplated by this Amendment;

April 13, 2018

(e)The Borrower shall have paid to the Administrative Agent and PNC Capital Markets LLC, as applicable, all fees required to be paid in connection with this Amendment, and the Borrower shall have reimbursed the Administrative Agent all fees and expenses, including without limitation, attorneys’ fees, for which the Administrative Agent is entitled to be reimbursed; and

(f)All legal details and proceedings in connection with the transactions contemplated by this Amendment and all other Loan Documents to be delivered to the Lenders shall be in form and substance reasonably satisfactory to the Administrative Agent.

4.Representations, Warranties and Covenants. The Borrower and each Guarantor covenants and agrees with and represents and warrants to the Administrative Agent and the Lenders as follows:

(a)the Borrower’s and Guarantors’ obligations under the Credit Agreement, as modified hereby, are and shall remain secured by the Collateral, pursuant to the terms of the Credit Agreement and the other Loan Documents;

(b)the Borrower and each of the Guarantors possesses all of the powers requisite for it to enter into and carry out the transactions of the Borrower and each Guarantor referred to herein and to execute, enter into and perform the terms and conditions of this Amendment, the Credit Agreement and the other Loan Documents and any other documents contemplated herein that are to be performed by the Borrower or such Guarantor; any and all actions required or necessary pursuant to the Borrower’s or such Guarantor’s organizational documents or otherwise have been taken to authorize the due execution, delivery and performance by the Borrower and such Guarantor of the terms and conditions of this Amendment; the officers of the Borrower and each Guarantor executing this Amendment are the duly elected, qualified, acting and incumbent officers of such Loan Party and hold the titles set forth below their names on the signature lines of this Amendment; and such execution, delivery and performance will not conflict with, constitute a default under or result in a breach of any applicable law or any agreement, instrument, order, writ, judgment, injunction or decree to which the Borrower or such Guarantor is a party or by which the Borrower or such Guarantor or any of its properties is bound, and that all consents, authorizations and/or approvals required or necessary from any third parties in connection with the entry into, delivery and performance by the Borrower and such Guarantor of the terms and conditions of this Amendment, the Credit Agreement, the other Loan Documents and the transactions contemplated hereby have been obtained by the Borrower and such Guarantor and are full force and effect;

(c)this Amendment, the Credit Agreement, and the other Loan Documents constitute the valid and legally binding obligations of the Borrower and each Guarantor, enforceable against the Borrower and each Guarantor in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws and by general equitable principles, whether enforcement is sought by proceedings at law or in equity;

(d)all representations and warranties made by the Borrower and each Guarantor in the Credit Agreement and the other Loan Documents are true and correct in all material respects (or in the case of any such representation and warranty that is qualified by materiality or reference to Material Adverse Change, in all respects) as of the date hereof, except to the extent that any such representation and warranty relates to a specific date, in which case such representation and warranty shall be true and correct in all material respects (or in the case of any such representation and warranty that is qualified by materiality or reference to Material Adverse Change, in all respects) as of such earlier date, with the same

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force and effect as if all such representations and warranties were fully set forth herein and made as of the date hereof and the Borrower and each Guarantor has complied with all covenants and undertakings in the Credit Agreement and the other Loan Documents;

(e)this Amendment is not a substitution, novation, discharge or release of the Borrower’s or any Guarantor’s obligations under the Credit Agreement or any of the other Loan Documents, all of which shall and are intended to remain in full force and effect;

(f)no Event of Default or Potential Default has occurred and is continuing under the Credit Agreement or the other Loan Documents; there exist no defenses, offsets, counterclaims or other claims with respect to the Borrower’s or any Guarantor’s obligations and liabilities under the Credit Agreement or any of the other Loan Documents; and

(g)the Borrower and each Guarantor hereby ratifies and confirms in full its duties and obligations under the Credit Agreement, the Guaranty Agreement, and the other Loan Documents applicable to it, each as modified hereby.

5.Incorporation into Credit Agreement and other Loan Documents. This Amendment shall be incorporated into the Credit Agreement by this reference and each reference to the Credit Agreement that is made in the Credit Agreement or any other document executed or to be executed in connection therewith shall hereafter be construed as a reference to the Credit Agreement as amended hereby. The term “Loan Documents” as defined in the Credit Agreement shall include this Amendment.

6.Severability. If any one or more of the provisions contained in this Amendment, the Credit Agreement, or the other Loan Documents shall be held invalid, illegal or unenforceable in any respect, the validity, legality or enforceability of the remaining provisions contained in this Amendment, the Credit agreement or the other Loan Documents shall not in any way be affected or impaired thereby, and this Amendment shall otherwise remain in full force and effect.

7.Successors and Assigns. This Amendment shall apply to and be binding upon the Borrower and each Guarantor in all respects and shall inure to the benefit of each of the Administrative Agent and the Lenders and their respective successors and assigns, provided that neither the Borrower nor any Guarantor may assign, transfer or delegate its duties and obligations hereunder. Nothing expressed or referred to in this Amendment is intended or shall be construed to give any person or entity other than the parties hereto a legal or equitable right, remedy or claim under or with respect to this Amendment, the Credit Agreement or any of the other Loan Documents, it being the intention of the parties hereto that this Amendment and all of its provisions and conditions are for the sole and exclusive benefit of the Borrower, the Guarantors, the Administrative Agent and the Lenders.

8.Reimbursement of Expenses. The Borrower unconditionally agrees to pay and reimburse the Administrative Agent and save the Administrative Agent harmless against liability for the payment of reasonable out-of-pocket costs, expenses and disbursements, including without limitation, fees and expenses of counsel incurred by the Administrative Agent in connection with the development, preparation, execution, administration, interpretation or performance of this Amendment and all other documents or instruments to be delivered in connection herewith.

9.Counterparts. This Amendment may be executed by different parties hereto in any number of separate counterparts, each of which, when so executed and delivered shall be an original and all such counterparts shall together constitute one and the same instrument.

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10.Entire Agreement. This Amendment sets forth the entire agreement and understanding of the parties with respect to the transactions contemplated hereby and supersedes all prior understandings and agreements, whether written or oral, between the parties hereto relating to the subject matter hereof. No representation, promise, inducement or statement of intention has been made by any party which is not embodied in this Amendment, and no party shall be bound by or liable for any alleged representation, promise, inducement or statement of intention not set forth herein.

11.Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

12.No Novation. This Amendment amends the Credit Agreement, but is not intended to constitute, and does not constitute, a novation of the Obligations of the Borrower and/or the Guarantors under the Credit Agreement or any other Loan Document.

13.Construction. The rules of construction set forth in Section 1.2 [Construction] of the Credit Agreement shall apply to this Amendment.

14.Governing Law. This Amendment shall be deemed to be a contract under the laws of the State of New York and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to its conflict of laws principles.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]
[SIGNATURE PAGES FOLLOW]

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[Signature Page to First Amendment to Credit Agreement]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.

BORROWER:

KOPPERS INC.,

a Pennsylvania corporation

By:/s/ Louann E. Tronsberg-Deihle

Name:Louann E. Tronsberg-Deihle

Title:Treasurer

GUARANTORS:

KOPPERS HOLDINGS INC.,

a Pennsylvania corporation

KOPPERS DELAWARE, INC.,

a Delaware corporation

KOPPERS ASIA LLC,

a Delaware limited liability company

KOPPERS CONCRETE PRODUCTS, INC.,

a Delaware corporation

CONCRETE PARTNERS, INC.

a Delaware corporation

KOPPERS PERFORMANCE CHEMICALS, INC.,

a New York corporation

KOPPERS RAILROAD STRUCTURES INC.,

a Delaware corporation

By:/s/ Louann E. Tronsberg-Deihle

Name:Louann E. Tronsberg-Deihle

Title:Treasurer

KOPPERS WORLD-WIDE VENTURES CORPORATION,

a Delaware corporation

By:/s/ Louann E. Tronsberg-Deihle

Name:Louann E. Tronsberg-Deihle

Title:Treasurer

[Signature Page to First Amendment to Credit Agreement]

KOPPERS VENTURES INC.,

a Delaware corporation

By:/s/ Louann E. Tronsberg-Deihle

Name:Louann E. Tronsberg-Deihle

Title:Treasurer

KOPPERS-NEVADA LIMITED-LIABILITY COMPANY,

a Nevada limited liability company

KOPPERS NZ LLC,

a New York limited liability company

WOOD PROTECTION MANAGEMENT LLC,

a Nevada limited liability company

By:/s/ Steven R. Lacy

Name:Steven R. Lacy

Title:Manager

WOOD PROTECTION LP,

a Texas limited partnership

By:	WOOD PROTECTION MANAGEMENT LLC, as General Partner

By:/s/ Steven R. Lacy

Name:Steven R. Lacy

Title:Manager

[Signature Page to First Amendment to Credit Agreement]

ADMINISTRATIVE AGENT AND LENDERS:

PNC BANK, NATIONAL ASSOCIATION,

as a Lender and as Administrative Agent

By:/s/ Tracy J. DeCock

Name:Tracy J. DeCock

Title:Senior Vice President

[Signature Page to First Amendment to Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:/s/ J. Barrett Donovan

Name:J. Barrett Donovan

Title:Senior Vice President

[Signature Page to First Amendment to Credit Agreement]

BANK OF AMERICA, N.A.,

as a Lender

By:/s/ Katherine Osele

Name:Katherine Osele

Title:Senior Vice President

[Signature Page to First Amendment to Credit Agreement]

FIFTH THIRD BANK,

as a Lender

By:/s/ Michael S. Barnett

Name:Michael S. Barnett

Title:Managing Director

[Signature Page to First Amendment to Credit Agreement]

BANK OF MONTREAL,

as a Lender

By:/s/ Joshua Hovermale

Name:Joshua Hovermale

Title:Director

[Signature Page to First Amendment to Credit Agreement]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,

as a Lender

By:/s/ Maria Iarriccio

Name:Maria Iarriccio

Title:Director

[Signature Page to First Amendment to Credit Agreement]

CITIZENS BANK OF PENNSYLVANIA,

as a Lender

By:/s/ Carl S. Tabacjar, Jr.

Name:Carl S. Tabacjar, Jr.

Title:Senior Vice President

[Signature Page to First Amendment to Credit Agreement]

KEYBANK NATIONAL ASSOCIATION,

as a Lender

By:/s/ Philip R. Medsger

Name:Philip R. Medsger

Title:Senior Vice President

[Signature Page to First Amendment to Credit Agreement]

NORTHWEST BANK,

as a Lender

By:/s/ C. Forrest Tefft

Name:C. Forrest Tefft

Title:Senior Vice President

[Signature Page to First Amendment to Credit Agreement]

THE HUNTINGTON NATIONAL BANK,

as a Lender

By:/s/ Michael Kiss

Name:Michael Kiss

Title:Vice President

[Signature Page to First Amendment to Credit Agreement]

FIRST NATIONAL BANK OF PENNSYLVANIA,

as a Lender

By:/s/ Dennis F. Lennon

Name:Dennis F. Lennon

Title:Vice President

[Signature Page to First Amendment to Credit Agreement]

FIRST COMMONWEALTH BANK,

as a Lender

By:/s/ David H. McGowan

Name:David H. McGowan

Title:Senior Corporate Banker, SVP

[Signature Page to First Amendment to Credit Agreement]

TRISTATE CAPITAL BANK,

as a Lender

By:/s/ Ellen Frank

Name:Ellen Frank

Title:Senior Vice President